UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2018

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

On August 22, 2018, QAD Inc. is issuing a press release and holding a conference call regarding its financial results for the quarter ended July 31, 2018. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report, including the Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

QAD Inc.’s board of directors approved the appointment of Leslie J. Stretch to its board of directors as an independent director on August 17, 2018. Mr. Stretch previously served on QAD’s Board from June 2014 to February 2018.

Mr. Stretch, 57, was recently appointed President and CEO of Medallia, a leading customer experience management cloud company.  Previously, Mr. Stretch was President and CEO of CallidusCloud, leading the transition from an on-premises vendor to the cloud that delivered strong returns for shareholders. Prior to joining Callidus, Leslie worked for Sun Microsystems for nearly a decade. At Sun, he held the position of senior vice president of global channel sales and was the managing director of Sun Microsystems U.K. Ltd. Before joining Sun, Mr. Stretch held various sales positions at Oracle Corporation.

Mr. Stretch will be appointed to QAD’s Audit Committee and Governance Committee of the board of directors and will be eligible to participate in QAD’s compensation program for independent directors of the board as previously disclosed in QAD’s Proxy Statement filed April 26, 2018.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of August 22, 2018, entitled “QAD Reports Fiscal 2019 Second Quarter and Year-to-Date Financial Results”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Date: August 22, 2017	By:	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer